                                                                    EXHIBIT 10.8


         CLASS B PLEDGE AGREEMENT, dated as of July 15, 2003 (this "AGREEMENT"), among JACUZZI BRANDS, INC., a Delaware corporation (the "COMPANY"), each Subsidiary of the Company listed on Schedule I hereto (each, including the Company, a "PLEDGOR" and collectively the "PLEDGORS") and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Class B Secured Parties.

                               W I T NE S S E T H:

         WHEREAS, the Pledgors and Wilmington Trust Company, have entered into the Indenture dated as of July 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), among the Company, the Subsidiary Guarantors from time to time party thereto and Wilmington Trust Company, not in its individual capacity but solely as trustee (the "TRUSTEE");

         WHEREAS, the Company and Wilmington Trust Company have entered into the Collateral Agency Agreement dated as of July 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "COLLATERAL AGENCY AGREEMENT"), among the Company, the Representatives and the Unrepresented Holders referred to therein and the Collateral Agent referred to therein;

         WHEREAS, each Pledgor is executing and delivering this Agreement pursuant to the terms of the Indenture to induce potential investors to purchase the Securities;

         WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, each Pledgor is the legal and beneficial owner of all of the Pledged Stock (as hereinafter defined) set forth opposite such Pledgor's name in
Schedule II hereto and all of the Pledged Debt (as hereinafter defined) set forth opposite such Pledgor's name in Schedule III hereto.

         NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Indenture and to induce potential investors to purchase the Securities, the Pledgors hereby agree with the Collateral Agent as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in (i) the Collateral Agency Agreement and used herein shall have the meanings given to them in the Collateral Agency Agreement (whether or not the Collateral Agency Agreement remains in effect) and (ii) the Indenture and used herein, and not otherwise defined in the Collateral Agency Agreement, shall have the meanings given to them in the Indenture (whether or not the Indenture remains in effect). In addition, as used in this Agreement, the following terms have the meanings specified below:

         "PLEDGED DEBT" means all indebtedness for borrowed money owed to any Pledgor by any Person, including, without limitation, any Subsidiary of such Pledgor.

         "PLEDGED ENTITY" means (i) the issuer of any Pledged Stock hereunder and (ii) the obligor under any Pledged Debt hereunder.

         "PLEDGED STOCK" means one hundred percent (100%) of the capital stock and other equity interests of each domestic Subsidiary owned by any Pledgor and sixty five percent (65%) of the voting capital stock and other equity interests of each first-tier foreign Subsidiary owned by any Pledgor other than, in each case, capital stock and other equity interests of any immaterial Subsidiary.

         2. PLEDGE; GRANT OF SECURITY INTEREST. To secure the prompt payment and performance to the Collateral Agent and each other Class B Secured Party of the Class B Obligations, each Pledgor hereby grants to the Collateral Agent for the benefit of itself and the other Class B Secured Parties whom Class B Obligations are owed, a second priority security interest (subject to the terms and conditions of the Intercreditor Agreement) in and Lien on the following Class B Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located (collectively, the "PLEDGED COLLATERAL"):

         (a) the Pledged Stock set forth on Schedule II hereto and the certificates representing the Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

         (b) the Pledged Debt set forth on Schedule III hereto and the notes and instruments evidencing the Pledged Debt, and all payments of principal or interest, cash, note, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (c) all additional shares of capital stock and other equity interests constituting Pledged Stock from time to time acquired by any Pledgor in any manner and the certificates representing such additional Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Stock; and

         (d) all additional indebtedness constituting Pledged Debt from time to time owed to any Pledgor and the notes and instruments evidencing such additional Pledged Debt, and all payments of principal, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Debt.

         3. STOCK POWERS AND NOTE ENDORSEMENTS. Subject to the terms and conditions of the Intercreditor Agreement (and it being understood that no delivery described in this Section shall be require until the Senior Lender Obligations (as defined in the Intercreditor Agreement) have been Paid in Full (as defined in the Intercreditor Agreement)), concurrently with the delivery to the Collateral Agent of each certificate representing any of the Pledged Stock, the Pledgor shall deliver an undated stock power or other instrument of transfer satisfactory to the Collateral Agent covering such certificate, duly executed in blank. Subject to the terms and conditions of the Intercreditor Agreement, concurrently with the delivery to the Collateral Agent of each note or instrument representing any of the Pledged Debt, the Pledgor shall deliver an undated endorsement of such note or instrument, duly executed in blank.

         4. COVENANTS. Subject to the terms and conditions of the Intercreditor Agreement, each Pledgor covenants and agrees with the Collateral Agent that, from and after the date of this Agreement for so long as there are any Class B Obligations outstanding (and not defeased) other than Class B Obligations that have been cash collateralized or covered by a letter of credit to the satisfaction of the Collateral Agent:

         (a) If such Pledgor shall, as a result of its ownership of the Pledged Stock or Pledged Debt, become entitled to receive or shall receive any certificate or other instrument (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital and any certificate issued in connection with any reorganization), option, right, note or instrument, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock or any of the Pledged Debt, or otherwise in respect thereof, such Pledgor shall accept the same as the Collateral Agent's agent, hold the same in trust for the Collateral Agent and, after the Senior Lender Obligations (as defined in the Intercreditor Agreement) have been Paid in Full (as defined in the Intercreditor Agreement), deliver the same, if existing at such time, forthwith to the Collateral Agent in the exact form received, duly endorsed by such Pledgor to the Collateral Agent, if required, together with, in the case of certificates, an undated stock power or other instrument of transfer satisfactory to the Collateral Agent covering such certificate duly executed in blank and, if the Collateral Agent so requests, with signature guaranteed, to be held by the Collateral Agent hereunder as additional collateral security for the Class B Obligations. Any sums paid upon or in respect of the Pledged Stock or Pledged Debt, whether as a dividend, interest, return of capital, payment of principal or upon the liquidation or dissolution of any Pledged Entity, after the Senior Lender Obligations (as defined in the Intercreditor Agreement) have been Paid in Full (as defined in the Intercreditor Agreement), shall be deposited in the Class B General Account, and if any property shall be distributed upon or with respect to the Pledged Stock or Pledged Debt, the property so distributed shall be subject to the security interest granted in such property pursuant to the Indenture or Class B Collateral Agreement, as applicable, as additional collateral security for the Class B Obligations.

         (b) Except to the extent permitted by the Indenture, each Pledgor will not with respect to Pledged Entities whose stock or other equity interests have been pledged hereunder, vote to enable, or take any other action to permit, any such Pledged Entity to issue any additional capital stock or other equity interests of any nature or issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities. Each Pledgor will defend the right, title and interest of the Collateral Agent in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

         (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of Pledgors, each Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, after the Senior Lender

Obligations (as defined in the Intercreditor Agreement) have been Paid in Full (as defined in the Intercreditor Agreement), such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Pledged Collateral pursuant to this Agreement.

         5. VOTING RIGHTS. Subject to the terms and conditions of the Intercreditor Agreement, and except as otherwise set forth herein, unless an Event of Default shall have occurred and be continuing and upon notice to Company, each Pledgor shall be permitted to exercise all voting and corporate rights with respect to its respective Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would result in any violation of any provision of the Indenture or any Class B Security Document.

         6. RIGHTS OF THE COLLATERAL AGENT.

         (a) Subject to the terms and conditions of the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to require that all Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to the Pledged Stock at any meeting of shareholders of the Pledgors or otherwise and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Pledged Entity, or upon the exercise by any Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against any Pledgor or against any other person which may be or become liable in respect of all or any of the Class B Obligations or against any other collateral security therefor, guaranty thereof or right of offset with respect thereto.

         7. REMEDIES. Subject to the terms and conditions of the Intercreditor Agreement, if an Event of Default shall have occurred and shall be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Agreement, the Indenture or any Class B Security Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment or protest, advertisement or notice of any kind (except any notice required by the Indenture, hereby or by applicable law) to or upon any Pledgor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived, except any notice required by the Indenture, hereby or by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral or any part thereof (or contract to do any of the foregoing), in one or more portions at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in the applicable Pledgor, which right or equity is hereby waived or released. the Collateral Agent shall apply any proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided for in the Indenture. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder. If any notice of a proposed sale or other disposition of Pledged Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. In consideration for not being required to cause a registration statement under the Securities Act of 1933, as amended (the "ACT"), to be effective with respect to the Pledged Collateral, each Pledgor hereby waives any objections to the absence of a public sale or a higher price that might be obtained at a public sale. Any provision hereof to the contrary notwithstanding, however, the Pledged Collateral shall not be sold unless the Collateral Agent shall have received an acceptable opinion of counsel from a nationally recognized law firm, experienced in such matters, to the effect that the sale and delivery of the Pledged Collateral is an exempt transaction under the Act, and the registration of the Pledged Collateral under the Act is not required in connection with such transaction or that a registration statement with respect to such Pledged Collateral is effective, and no stop order suspending the effectiveness thereof has been issued and that no proceedings for that purpose have been commenced or are contemplated under the Act and that such sale does not violate any federal or state securities law.

         8. LIMITATION ON DUTIES REGARDING COLLATERAL. The Collateral Agent shall not be liable or responsible in any way for the safekeeping of any of the Pledged Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Pledged Collateral is in the Collateral Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Pledgors' sole risk.

         9. THE COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT AND PROXY. Subject to the terms and conditions of the Intercreditor Agreement, each Pledgor hereby appoints the Collateral Agent or the Collateral Agent's designee as such Pledgor's attorney-in-fact and proxy, with full authority in such Pledgor's place and stead, and in such Pledgor's name, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary to perfect, protect or enforce any right or security interest hereunder or otherwise accomplish the purposes of this Agreement, including, without limitation, to execute and file alone any financing statement under the UCC and any document or instrument under any other applicable laws, and subject to Section 6 hereof, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest or other distribution in respect of any of the Pledged Collateral and to give full discharge for the same. Each Pledgor ratifies and approves all such acts of such attorney and proxy. Neither the Collateral Agent nor said attorney and proxy will be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law other than the Collateral Agent's or said attorney's and proxy's gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction.

         10. POWERS COUPLED WITH AN INTEREST. All powers, proxies, authorizations and agencies herein contained with respect to the Pledged Collateral are powers coupled with an interest and irrevocable.

         11. REINSTATEMENT. If, at any time, all or part of any payment of the Class B Obligations theretofore made by any Pledgor or any other person is rescinded or otherwise required to be returned by the Collateral Agent or any Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any person), this Agreement shall continue to be effective or shall be reinstated, as the case may be, as to the Class B Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made.

         12. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         13. AMENDMENTS. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor and the Collateral Agent and in accordance with (i) Section 4.15 of the Indenture and (ii) Article VIII of the Collateral Agency Agreement

         14. REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         15. SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Pledgor and the Collateral Agent and each other Class B Secured Party.

         17. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         18. TIME OF ESSENCE. Time is of the essence of this Agreement.

         19. INTERPRETATION. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         20. GOVERNING LAW. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF ANY OF THE PLEDGED COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF THE COLLATERAL AGENT'S LIEN UPON SUCH PLEDGED COLLATERAL AND THE ENFORCEMENT OF THE COLLATERAL AGENT'S REMEDIES IN RESPECT OF SUCH PLEDGED COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF PLEDGORS, THE COLLATERAL AGENT OR ANY OTHER CLASS B SECURED PARTY, EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK COUNTY, NEW YORK, OR, AT THE COLLATERAL AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGORS, ON THE ONE HAND, AND THE COLLATERAL AGENT OR ANY OTHER CLASS B SECURED PARTY, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER CLASS B SECURITY DOCUMENT. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH SUCH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS DESIGNATED FOR SUCH PLEDGOR IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE COLLATERAL AGENT OR ANY OTHER CLASS B SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE COLLATERAL AGENT OR ANY OTHER CLASS B SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         21. WAIVERS BY PLEDGORS. EACH PLEDGOR WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH THE COLLATERAL AGENT AND EACH OTHER CLASS B SECURED PARTY HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THE INDENTURE OR ANY OF THE CLASS B SECURITY DOCUMENTS, THE CLASS B OBLIGATIONS OR THE PLEDGED COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY THE COLLATERAL AGENT OR ANY OTHER CLASS B SECURED PARTY ON WHICH SUCH PLEDGOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER THE COLLATERAL AGENT OR ANY OTHER CLASS B SECURED PARTY MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO THE COLLATERAL AGENT'S TAKING POSSESSION OR CONTROL OF THE PLEDGED COLLATERAL OR ANY BOND OR PLEDGE WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE COLLATERAL AGENT TO EXERCISE ANY OF THE COLLATERAL AGENT'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (v) NOTICE OF ACCEPTANCE HEREOF AND (vi) EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO THE COLLATERAL AGENT'S ENTERING INTO THIS AGREEMENT AND THAT THE COLLATERAL AGENT AND EACH OTHER CLASS B SECURED PARTY IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH EACH PLEDGOR. EACH PLEDGOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         22. CLASS B OBLIGATIONS JOINT AND SEVERAL. All obligations and liabilities of the Pledgors hereunder are joint and several.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                       JACUZZI BRANDS, INC.,

                                       By /s/ Alan Schutzman
                                          -------------------------------------
                                           Name: Alan Schutzman
                                           Title: Vice President



                                        Each Subsidiary listed on Schedule
                                         I hereto,


                                       By /s/ Alan Schutzman
                                          -------------------------------------
                                           Name: Alan Schutzman
                                           Title: Assistant Secretary

                                       WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Collateral Agent,



                                       By /s/ David A. Vanaskey, Jr.
                                          -------------------------------------
                                           Name: David A. Vanaskey, Jr.
                                           Title: Vice President

                                   Schedule I

Asteria Company (f/k/a Elite Bath Company)
Bathcraft, Inc.
Baylis Brothers Inc.
Bruckner Manufacturing Corp. (f/k/a Farberware Inc.)
Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)
Compax Corp.
Eljer Industries, Inc.
Eljer Plumbingware, Inc.
Environmental Energy Company
Gary Concrete Products, Inc.
Gatsby Spas, Inc.
HL Capital Corp.
Jacuzzi Inc.
Jacuzzi Whirlpool Bath, Inc.
Jusi Holdings, Inc.
KLI, Inc. (f/k/a Keller Ladders, Inc.)
Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.)
Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.)
Krikles, Inc. (f/k/a Selkirk, Inc.)
Lokelani Development Corporation
Luxor Industries Inc.
Maili Kai Land Development Corporation
Mobilite, Inc.
Nissen Universal Holdings Inc.
Outdoor Products LLC
PH Property Development Company
PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.)
Redmont, Inc.
Rexair, Inc.
Rexair Holdings, Inc.
Sanitary - Dash Manufacturing Co., Inc.
SH 1 Inc.
Strategic Capital Management, Inc.
Strategic Membership Company
Streamwood Corporation (f/k/a Quantum Performance Films, Inc.)
Sundance Spas, Inc.
TA Liquidation Corp. (f/k/a Tommy Armour Golf Company)
Trimfoot Co.
TT Liquidation Corp.
UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)
USI American Holdings, Inc.
USI Atlantic Corp.
USI Capital, Inc.
USI Funding, Inc.

USI Global Corp.
USI Properties, Inc.
USI Realty Corp.
Zurn (Cayman Islands), Inc.
Zurn Constructors, Inc. (f/k/a Advanco Constructors, Inc.)
Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation) Zurn Industries, Inc.
Zurn Pex, Inc.
Zurnacq of California, Inc.
Zurco, Inc.

                                   SCHEDULE II

                                  Pledged Stock

------------------------------- ---------------------------- ---------------------------- ----------------------------
Pledgor                         Issuer                       Number of Shares             Certificate Number
------------------------------- ---------------------------- ---------------------------- ----------------------------


------------------------------- ---------------------------- ---------------------------- ----------------------------



                                  SCHEDULE III

                                  Pledged Debt

------------------------------- ---------------------------- ---------------------------- ----------------------------
Pledgor                         Obligor                      Principal Amount             Maturity Date
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------


------------------------------- ---------------------------- ---------------------------- ----------------------------

